UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 333-147178

Date of Report: July 23, 2010

UCI International, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	16-1760186
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14601 Highway 41 North

Evansville, Indiana 47725

(Address of principal executive offices)

(812) 867-4156

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 23, 2010, UCI International, Inc. (the “Company”) amended the Company’s existing Amended and Restated Certificate of Incorporation to change the name from “UCI Holdco, Inc.” to “UCI International, Inc.,” as set forth in a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Certificate of Amendment was effective on July 23, 2010.

The filing of the Certificate of Amendment was in accordance with resolutions duly adopted and approved by the Company’s Board of Directors and the holders of a majority of the Company’s outstanding Common Stock wherein the amendment was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCI International, Inc.

Date: August 3, 2010	/s/ Keith Zar
Keith Zar, Vice President, General Counsel and Secretary